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                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and accompanies the annual report on Form 10-K (the "Report") for the year ended January 31, 2004 of Big Lots, Inc. (the "Company"). I, Joe R. Cooper, Senior Vice President and Chief Financial Officer of the Company, certify that:

(i)      the Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2004                               /s/ Joe R. Cooper
                                                    ----------------------------
                                                    Joe R. Cooper
                                                    Senior Vice President and
                                                    Chief Financial Officer